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                                                                    Exhibit 10.1


                             CONSULTANT AGREEMENT


          The Consulting Agreement (the "Agreement") is made and entered into as of July 1 1999, by and between ProsoftTraining.com (f/k/a ProsoftTraining.com, Inc.,) a Nevada Corporation (the "Company"), and Investment Transaction, LLC, a Nevada limited liability company ("Consultant").

                                R E C I T A L S
                                - - - - - - - -


          A. Consultant has substantial expertise and experience in start-up businesses in many different industries, particularly in the field of corporate finance.

          B. The Company desires to engage Consultant to obtain the benefit of Consultant's special knowledge, experience, background, skills and abilities, and Consultant desires to accept such engagement, upon the terms and subject to the conditions set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual representations, agreements and promises contained in this Agreement, the Company and Consultant agree as follows:

          1.   Engagement. The Company hereby engages Consultant as A consultant
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to render the services and perform the duties described in this Agreement, the
Consultant hereby accepts such engagement, upon the terms and subject to the conditions set forth herein.

          2.   Term. The engagement of Consultant by the Company shall Commence
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on the date of this Agreement and continue until July 31, 2000. (The "Consulting
Period").

          3.   Service and Duties. During the Consulting Period, Consultant
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Shall make all of its staff, including its President, available to (i) consult with management of the Company on the Company's corporate finance strategy and strategic direction; and (ii) assist the Company in structuring and implementing corporate financings. Consultant shall cause all of its staff, including its President to be reasonably available by telephone and, if possible, in person, as needed, to render such services to the Company.
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          4.   Compensation
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               (a)  Reimbursement: Subject to Section 6, the company Agrees to
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reimburse Consultant for all reasonable expenses incurred by Consultant in the performance of Consultant's duties under this Agreement. Company agrees to reimburse consultant for housing expenses of $3,500 per month. Consultant shall also receive monthly non-housing expenses of up to $3,000.00 per month.

               (b)  Escrow of payments: The Parties agree that all payments to
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be paid by the company through December 31, 1999 have been paid into an escrow account. Consultant shall submit documented proof of expenses to the escrow agent who shall then issue reimbursement to consultant for all documented expenses up to the limits indicated in (4) (a). The company shall receive copies of the expenses, but the obligation for verification shall vest with the escrow agent. The company shall be obligated to make an additional payment to the escrow agent in January 2000 in the amount of $39,000.00 (six months of expenses at $6,500.00 per month). Consultant shall continue to submit expenses to the escrow agent.

               (c)  Non-reimbursed Expenses: In the event consultant fails to
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provide receipts for, or expenses do not total the amounts held in escrow, any monies remaining in the account at the end of the contract term are to be paid to consultant as a fee.

          5.   Independent Contractor.  Consultant acknowledges and agrees that
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Consultant is an independent contractor and nothing contained in this Agreement shall be construed to create the relationship of employer and employee or principal and agent between Consultant and the Company. During the consulting Period, Consultant shall maintain and pay for all federal, state, and local disability, workers' compensation, payroll taxes self-employment insurance, and income and other taxes, and the Company will not withhold or pay any such taxes or insurance on behalf of Consultant.

          6.   Termination. If at any time the company terminates this Agreement
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prior to the end of the consulting period without cause the company shall not be entitled to a reimbursement of any expenses paid hereunder.

          7.   Non-Disclosure of Confidential Information. Consultant Agrees not
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to divulge, communicate, use to the detriment of the Company or for its own benefit or for the benefit of any other person or persons, or misuse in any way, any confidential information or trade secrets of the Company.

          8.   Authority. Consultant shall not have authority to act as an Agent
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of the Company, and it shall not represent the contrary to any person or entity.
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          9.   Miscellaneous Provisions.
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               (a)  Notices.  Any notice required in connection with this
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Agreement shall be given in writing and shall be deemed effective upon personal delivery or three business days after deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under Section 9(a) to all other parties to this Agreement.

               (b)  Entire Agreement. This Agreement constitutes the entire
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agreement of the parties and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations between the parties with respect to the subject matter hereof.

               (c)  Change, Modifications, Waiver. No change or Modification of
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this Agreement shall be valid unless it is in writing and signed by each of the parties hereto. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced.

               (d)  Assignment and Binding Nature. The services and Duties to be
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performed by Consultant hereunder are its own and may not be assigned. This
Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns.

               (e)  Attorneys' Fees. In the event any party institutes any
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Action or proceeding to enforce this Agreement or any provision hereof, or for damages or equitable relief by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

               (f)  Governing Law and Forum. This Agreement shall be Construed
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in accordance with, and governed by, the laws of the State of Nevada, excluding any choice of law principles which direct the application of the laws of another jurisdiction. The exclusive forum for the determination of any action relating to the adjudication of any dispute hereunder shall be with an appropriate court of said State or that court of the United States which includes said State within its territorial jurisdiction.

               (g)  Counterparts. This Agreement may be executed Simultaneously
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in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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          IN WITNESS WHEREOF, the parties here to have executed this Agreement as of the date first above written

                                   "Company"

                                   ProsoftTraining.com, INC.,
                                   A Nevada Corporation

                                   By:______________________________